Entrectinib, an oral pan-Trk, ROS1, and ALK inhibitor
in TKI-naïve patients with advanced solid tumors
harboring gene rearrangements
Exhibit 99.1
Alexander Drilon, Filippo
G. De Braud, Salvatore Siena, Sai-Hong I. Ou,
Manish Patel, Myung-Ju
Ahn, Jeeyun
Lee, Todd M. Bauer, Anna F. Farago,
Stephen
V.
Liu,
Natasha
Reddinger,
Rupal
Patel, David Luo,
Edna Chow Maneval, Pratik
S. Multani, Robert C. Doebele, Alice T. Shaw

Disclosures
•
Honoraria: Ignyta, Exelixis, Genentech/Roche
•
Consulting/Advisory Role: Exelixis, Genentech/Roche, AstraZeneca
•
Speaker’s Bureau: Ignyta
•
Research Funding: Foundation Medicine
•
Travel/Accomodations: Ignyta, Exelixis, Genentech/Roche, AstraZeneca

Recurrent Gene Rearrangements
•
Oncogenic drivers across a variety of
cancers
Upstream partner can provide
dimerization domains
ligand-
independent signaling
Activation of downstream pathways
•
Detectable in the clinic
FISH
RNAseq
DNA-based NGS
•
Select fusions are clinically-actionable
responses can be dramatic and durable
Farago et al, J Thorac Oncol. 2015 Dec;10(12):1670-4.

Recurrent Gene Rearrangements • NTRK1/2/3, ROS1, and ALK fusions are identified across multiple cancers lower prevalence in more common cancers 0% 5% 10% 15% 20% NTRK1 NTRK2 NTRK3 ROS1 ALK

Recurrent Gene Rearrangements
•
NTRK1/2/3, ROS1, and ALK
fusions are identified across multiple cancers
high prevalence events in rare adult and pediatric cancers
Drilon et al, Ann Oncol, 2016 Feb 15. PMID:
26884591
MASC (Mammary Analogue
Secretory Carcinoma)
0%
20%
40%
60%
80%
100%
MASC
Breast
Secretory CA
Congenital
Mesoblastic
Nephroma
Congenital
Fibrosarcoma
NTRK3
5’
3’
Chromosome 12
Chromosome 15
NTRK3
ETV6
RTK

Entrectinib
(RXDX-101)
•
Highly-potent, orally-available, ATP-competitive
tyrosine kinase inhibitor
Low to sub-nanomolar
efficacy against 5 kinases
Results in decreased downstream effector activity
PLC
,
MAPK
and
PI3K/AKT
pathways
•
Active in vitro and in vivo
NTRK1/2/3-rearranged cancers
ROS1-rearranged cancers
ALK-rearranged cancers
Kinase
IC50 (nM)
TrkA
1.7
TrkB
0.1
TrkC
0.1
ROS1
0.2
ALK
1.6

Entrectinib
(RXDX-101)
•
Active against potential Trk
inhibitor resistance
mutations at clinically achievable exposures
NTRK1
F589L (gatekeeper)
NTRK1
V573M
NTRK1
G667S
TrkA
Kinase domain
Phe589
Val573
Gly667
Mutation in
TrkA
LOXO-101
IC
50
(nM)
Entrectinib
IC
50
(nM)
Entrectinib
Human Exposure
Equivalent (nM)
F589L
959.4
9.7
58.2
V573M
534.5
24.2
145.2
G667S
185.3
14.6
87.6
Wildtype
15.0
2.3
13.8
AACR Abstract 2136, Data generated by Ignyta

Phase I Development STARTRK-1 and ALKA-372-001

Entrectinib: Phase I Studies
STARTRK-1 (n=65)
•
Dosing: continuous
•
NTRK/ROS1/ALK
alterations
•
US, EU, Asia
•
Ignyta
initiated in July 2014
ALKA-372-001 (n=54)
•
Dosing:
intermittent
&
continuous
•
NTRK/ROS1/ALK
alterations
•
Italy
•
FIH study: Nerviano
Medical Sciences in
October 2012
Ignyta
assumed
responsibility in November 2013
•
RP2D: 600 mg PO once daily, continuous
•
Total clinical experience: n=119 patients
•
Updated safety and efficacy data
•
Data cut-off: March 7, 2016

ALKA-372-001
(n=54)
STARTRK-1
(n=65)
TOTAL
(n=119)
Age, years,
median (range)
53 (46-63)
57 (46-66)
55 (46-66)
Sex,
male/female (%)
44/56
48/52
46/54
ECOG performance
status, n
(%)
0
30 (56)
22 (34)
52 (44)
1
21 (39)
41 (63)
62 (52)
2
2 (4)
2 93)
4 (3)
Unknown
1 (2)
0
1 (1)
Prior Cancer Therapies, n (%)
0
0
6 (9)
6 (5)
1 -2
0
15
(23)
15 (13)
3 -
4
3 (6)
25 (39)
28 (24)
>
4
51 (94)
19 (29)
70 (59)
Tumor type,
n (%)
NSCLC
35 (65)
36 (56)
71 (60)
Gastrointestinal Tract
9 (17)
9 (14)
18 (15)
CNS
4 (7)
1 (2)
5 (4)
Head & Neck
1 (2)
4 (6)
5 (4)
Other
(e.g.,
sarcomas,
breast,
melanoma,
RCC,
ovarian)
5 (9)
15 (23)
20 (17)
Baseline Characteristics

Safety All patients in dose escalation and expansion phases -advanced solid tumor -NTRK1/2/3-, ROS1-, or ALK alteration

Treatment-Related Adverse Events
•
AEs were classified via CTCAE v4.0; all reversible with dose modifications
•
No evidence of cumulative hepatic
or renal toxicity, or QTc prolongation
•
Only
2
DLTs
occurred
(STARTRK-1):
grade
3
cognitive
disturbance,
grade
3
idiopathic
eosinophilic
myocarditis
Adverse Events (AEs) in >10% of Patients at Any Dose Level (n=119)
Adverse Event
Term, n (%)
Grades 1-2
Grade 3
Total
Fatigue/Asthenia
47 (40)
5 (4)
52 (44)
Dysgeusia
49 (41)
49 (41)
Paresthesia
33 (28)
33 (28)
Nausea
29 (24)
29 (24)
Myalgia
26
(22)
26
(22)
Diarrhea
22 (19)
1 (1)
23 (19)
Dizziness
19 (16)
19 (16)
Arthralgia
17 (14)
1
(1)
18
(15)
Vomiting
18 (15)
18 (15)
Constipation
14 (12)
14 (12)

Adverse Events (AEs) in >10% of Patients at the RP2D (n=45)
Adverse Event
Term, n (%)
Grades 1-2
Grade 3
Total
Dysgeusia
21 (47)
21 (47)
Fatigue/Asthenia
17 (38)
1 (2)
18 (40)
Constipation
10 (22)
10 (22)
Weight Increased
8 (18)
1 (2)
9 (20)
Diarrhea
7 (16)
1 (2)
9 (18)
Nausea
8 (18)
8 (18)
Myalgia
7 (16)
7 (16)
Paresthesia
7 (16)
7 (16)
Dizziness
6 (13)
6 (13)
Peripheral
Sensory Neuropathy
4 (9)
2 (4)
6 (13)
Anemia
2 (4)
3 (7)
5 (11)
Dysphagia
4 (9)
1 (2)
5 (11)
Vomiting
5 (11)
5 (11)
Treatment-Related Adverse Events

Efficacy Phase 2-Eligible Population

Population
“Phase 2-Eligible Population” (n=25)
-
NTRK1/2/3-, ROS1-, or ALK-rearranged solid tumor
-
TKI treatment-naïve
-
treated at or above RP2D
Molecular Testing: local testing performed
-
FISH
-
next-generation sequencing
Response Evaluation
-
RECIST v1.1, locally assessed and confirmed (n=24)
-
volumetric assessment (n=1; primary brain tumor*)
* RECIST criteria not validated in primary brain tumors (FDA-AACR Brain Tumor Endpoints Workshop 2006)

Fusion
Confirmed
Responses (n)
ORR (%)
NTRK1/3
3/3
100%
ROS1
12/14
86%
ALK
4/7
57%
PD
PR
CR
Antitumor Activity
Best Response in TKI Treatment-Naïve NTRK-, ROS1-, and ALK-rearranged Tumors (n=24)
-100
-90
-80
-70
-60
-50
-40
-30
-20
-10
0
10
20
30

Fusion
Confirmed
Responses (n)
ORR (%)
NTRK1/3
3/3
100%
1 additional patient with NTRK+ astrocytoma
•
SD by RECIST (not validated
for primary
brain tumors)
•
45% by exploratory 3-D volumetric
assessment
PD
PR
CR
Antitumor Activity
Best Response in TKI Treatment-Naïve NTRK-, ROS1-, and ALK-rearranged Tumors (n=24)
-100
-90
-80
-70
-60
-50
-40
-30
-20
-10
0
10
20
30

NSCLC
NSCLC
NSCLC
NSCLC
NSCLC
NSCLC
NSCLC
MASC
NSCLC
Astrocytoma
RCC
NSCLC
NSCLC
Melanoma
NSCLC
Unknown Primary
CRC
NSCLC
NSCLC
NSCLC
NSCLC
CRC
NSCLC
NSCLC
NSCLC
0
3
6
9
12
15
18
21
24
27
30
Time on Study (months)
X
X
X
X
X
X
X
X
.
.
X = off study
.
= progression by RECIST, continued due to clinical benefit
Duration of Clinical Benefit
NTRK
ALK
ROS1
.
= time to response
TKI Treatment-Naïve NTRK-, ROS1-, and ALK-rearranged Tumors (n=25)
.

•
Response achieved in 100% of tumors
–
Rapid (within 1 month of treatment) and
prolonged ( ~1 year, ongoing) responses
were observed
•
Response achieved in a variety of
histologies and fusion types
–
CRC:
LMNA-NTRK1
–
Astrocytoma:
BCAN-NTRK1
–
NSCLC: SQSTM1-NTRK1
–
MASC: ETV6-NTRK3
NTRK-Rearranged Cancers
3-D volumetric assessment
(courtesy
of
P.
Brastianos
MD,
MGH)
SD by RECIST v1.1
Best Response in TKI Treatment-Naïve NTRK-rearranged Tumors (n=4)
RECIST v1.1
-100%
-90%
-80%
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
CRC
Astrocytoma
NSCLC
MASC

Response to Entrectinib
34/F with metastatic ETV6-
NTRK3-rearranged
MASC
Resected stage III disease and
post-operative RT in 2006
Recurred in 2011 and treated
with 3 lines of cytotoxic
chemotherapy and RT
NGS revealed an ETV6-NTRK3
rearrangement
Enrolled onto STARTRK-1 in
2015
durable PR, 10 months
of
entrectinib
treatment
Images: Drilon, MSKCC
baseline
9 weeks on therapy

CNS Activity

CNS Disease in Cancer
Brain metastases
-20-40% of all patients
with cancer
-lung
(up to 50%)
-breast
-melanoma
Primary brain tumors
-astrocytoma (NTRK2
fusions: 3%)
-glioblastoma (NTRK1
fusions: 1-2%)
-pediatric gliomas (NTRK3 fusions: 7%)
Optimal therapy would address both systemic and CNS disease

CNS Activity of Entrectinib
•
Entrectinib
was designed to cross
the blood brain barrier
Blood/brain ratios
Mouse
0.4
Rat
0.6 –
1.0
Dog
1.4 –
1.2
•
Preclinical CNS activity
–
cells injected intracranially
–
treated
with
entrectinib
orally
vs
vehicle for 10 days
EML4-ALK
rearranged
NCI-H228
-

Response to Entrectinib
46/M with metastatic SQSTM1-NTRK1-rearranged NSCLC
–
Diagnosed in November 2013 with widely metastatic disease
–
4 prior therapies including anti-PD-1: carboplatin/pemetrexed, pembrolizumab, docetaxel, vinorelbine
–
Poor
baseline
performance
status
(ECOG
2),
on
supplemental
O
2
and
in
hospice
–
Enrolled in STARTRK-1 March 2015
Farago et al, J Thorac Oncol. 2015 Dec;10(12):1670-4.

Extracranial Response to Entrectinib Baseline Day 26: - 47% response Day 317: - 79% response Images: Farago and Shaw, MGH

Intracranial Response to Entrectinib Baseline Day 26: complete response Day 317: complete response Images: Farago and Shaw, MGH Remains on entrectinib and clinically progression-free > 12 months

0
2
4
6
8
10
12
14
•
57/M with low-grade
astrocytoma harboring a BCAN-
NTRK1
gene rearrangement
–
Unresectable
pontine tumor
–
SD by RECIST (not validated for primary
brain tumors)
–
Exploratory 3-Dimensional volumetric
tumor assessment performed showed a
45% decrease in tumor burden
–
Improvements in clinical symptoms of
ataxia and diplopia
entrectinib initiated
Non-Enhancing
Volume
(cm³)
Enhancing
Volume
(cm³)
11.66
cm³
6.45
cm³
Tumor 3-D volumetric assessments courtesy of P. Brastianos
MD (MGH)
Jul 2015
Feb 2016
Primary Brain Tumor Response to Entrectinib

•
20 month-old boy with recurrent, metastatic infantile fibrosarcoma harboring an ETV6-NTRK3 gene rearrangement
–
Presented at birth with left leg mass, requiring through-the-knee amputation
•
Age
4
months,
large
metastases
to
left
lung
identified
24-weeks
of
chemotherapy
•
Age
12
months,
large
right
frontal
intracranial
tumor
identified
resected,
followed by 5 cycles of salvage chemotherapy
•
Recurrent CNS disease with lesions in the right frontal and temporal lobes, as well as leptomeningeal involvement
–
Received entrectinib starting February 2016
Response to Entrectinib

Response to Entrectinib
massive peritumoral edema, midline shift,
transtentorial herniation, progressive lethargy
decreased tumor and edema, patient with
increased alertness, resumed eating and crawling
ETV6-NTRK3 gene rearranged metastatic fibrosarcoma in 20-month old

Summary

•
Entrectinib
is a potent TrkA/B/C Inhibitor
–
Large safety experience (119 patients)
–
Rapid and durable responses
•
Response in 100% (5/5) of patients achieved
in a variety of histologies and fusion types
–
CRC:
LMNA-NTRK1
–
Astrocytoma:
BCAN-NTRK1
–
Infantile
fibrosarcoma:
ETV6-NTRK3
–
NSCLC: SQSTM1-NTRK1
–
MASC: ETV6-NTRK3
•
Dramatic intracranial activity in 100% of
patients with CNS disease (3/3)
–
3/5 of patients treated in Phase 1 setting had
primary or metastatic CNS disease
–
only Trk
inhibitor with demonstrated CNS
activity
thus far
NTRK-Rearranged Cancers
*
3-D volumetric assessment
(courtesy of P. Brastianos
MD, MGH)
**
estimated from radiology assessment
RECIST v1.1
-100
-90
-80
-70
-60
-50
-40
-30
-20
-10
0
mCRC
Astrocytoma
Fibrosarcoma
NSCLC
MASC
*
**
Response in TKI Treatment-Naïve
NTRK-rearranged Tumors (n=5)

-100
-90
-80
-70
-60
-50
-40
-30
-20
-10
0
10
20
30
ROS1-Rearranged Cancers
•
Response achieved in 86% (12/14) of
TKI-naïve tumors
–
Two complete responders
–
Rapid (within 1 month of treatment) and
prolonged responses were observed
–
In NSCLC, ORR of 85% (11/13 patients)
–
One additional response in melanoma
–
Longest ongoing response approaching
2 years and 3+ months
Best Response in TKI Treatment-Naïve
ROS1-rearranged Tumors (n=14)
PR
CR

Conclusions
•
Entrectinib
is safe and well-tolerated.
–
119 patients have been treated: 45 patients at the RP2D of 600 mg daily
–
therapy duration: 19 patients > 6 months (11 patients > 1 year, including 3 patients > 2 years)
•
Entrectinib
is an active targeted therapy for NTRK-, ROS1-,
and ALK-rearranged cancers.
–
confirmed responses observed in 19/24 (79%) patients with extracranial solid tumors; in addition, evidence of tumor shrinkage observed in a patient with NTRK+ astrocytoma
–
brisk (within 4 weeks) and durable (up to 2 years and 3+ months) responses were achieved
–
NTRK-rearranged tumors
•
response achieved in 5 different histologies in both adult and pediatric patients
•
Entrectinib
is highly CNS-penetrant.
–
durable responses in both primary brain tumors and metastatic disease
–
complete response observed in the CNS

Current Directions
STARTRK-2
An
Open-Label,
Multicenter,
Global
Phase
2
Basket
Study
of
Entrectinib
for
the
Treatment
of
Patients
with
Locally
Advanced
or
Metastatic
Solid
Tumors
that
Harbor
NTRK1/2/3,
ROS1,
or
ALK
Gene

Thank You